                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

________________________________________________________________________________

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported):  January 20, 2000


                        DESIGN AUTOMATION SYSTEMS, INC
                        ------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                     Texas
                        (State or Other Jurisdiction of
                        Incorporation or Organization)


              0-9129                             75-1657943
              ------                             ----------
      (Commission File Number)       (I.R.S. Employer Identification No.)


                3200 Wilcrest, Suite 370, Houston, Texas 77042
                ----------------------------------------------
          (Address of principal executive offices including zip code)


                                (713) 784-2374
             (Registrant's telephone number, including area code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     Inapplicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Inapplicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     Inapplicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On January 20, 2000, Company changed its certifying accountant from Hein +
Associates LLP to Deloitte & Touche LLP.   The dismissal of Hein + Associates
LLP. was not the result of any disagreements on any matter involving accounting principles or practices, financial statement disclosure or auditing scope or procedure. The engagement of Deloitte & Touche was approved by the Company's board of directors.

ITEM 5.  OTHER EVENTS

     Inapplicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Inapplicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Inapplicable

ITEM 8.  CHANGE IN FISCAL YEAR

     Inapplicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      DESIGN AUTOMATION SYSTEMS, INC.

                                      By: /s/ Robert E. Nelson
                                          ----------------------------------
                                          Robert E. Nelson
                                          Chief Financial Officer, Principal
                                          Financial and Accounting Officer



DATE: January 26, 2000

                                   EXHIBITS


Exhibit
  No.                                                                      Page
-------                                                                    ----

16        Letter Regarding Change in Certifying Accountant................  A-1